SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 5,2003
                                                 ..................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                        56-1460497
.................................................................................
(State or other                  (Commission                    (I.R.S. Employer
 jurisdiction                    File Number)                 Identification No)
 of incorporation)



3400 Latrobe Drive               Charlotte NC                        28211
.................................................................................
                    (Address of principal executive offices)      (Zip Code)




Registrant's telephone number, including area code (704) 362-1115
                                                   ............................

.................................................................................
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

         Charlotte, NC, August 27, 2003 Transbotics Corporation (OTC Bulletin Board "TNSB.OB") www.transbotics.com entered into a purchase agreement for the delivery of a unique Lazerway(R) LGV (Laser Guided Vehicle) to a North American buyer. The vehicle's intended use would ultimately be for the aviation industry. The order totals approximately $700,000, for the delivery of a vehicle, controls hardware and software, engineering services and related equipment.


         Exhibit 10.1: Copy of press release announcing receipt of order

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSBOTICS CORPORATION



Date:  September 5, 2003      By:  /s/ Claude Imbleau
                                   ------------------
                                   Claude Imbleau
                                   President